PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Consolidation

Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries,  VIEs and VIEs’ subsidiaries. All significant transactions and balances between the Company, its subsidiaries, VIEs and VIEs’ subsidiaries have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the following VIEs and VIEs’ subsidiaries are consolidated into the Company’s financial statements since July 1, 2003 or their respective date of establishment/acquisition, whichever is later:

The following is a summary of the Company’s major VIEs and VIEs’ subsidiaries:

Name of VIE and VIEs’ subsidiaries	Date of establishment/acquisition

Shanghai Ctrip Commerce Co., Ltd. (“Shanghai Ctrip Commerce”)	Established on July 18, 2000
Beijing Ctrip International Travel Agency Co., Ltd. (“Beijing Ctrip”)	Acquired on January 15, 2002
Guangzhou Ctrip International Travel Agency Co., Ltd. (“Guangzhou Ctrip”)	Established on April 28, 2003
Shanghai Ctrip International Travel Agency Co., Ltd. (“Shanghai Ctrip” formerly Shanghai Ctrip Charming International Travel Agency Co., Ltd.)	Acquired on September 23, 2003
Shenzhen Ctrip Travel Agency Co., Ltd. (“Shenzhen Ctrip”)	Established on April 13, 2004
Ctrip Insurance Agency Co., Ltd. (“Ctrip Insurance”)	Established on July 25, 2011
Shanghai Huacheng Southwest International Travel Agency Co., Ltd. (“Shanghai Huacheng” formerly Shanghai Huacheng Southwest Travel Agency Co., Ltd.)	Established on March 13, 2001
Chengdu Ctrip Travel Agency Co., Ltd. (“Chengdu Ctrip”)	Established on January 8, 2007
Chengdu Ctrip International Travel Agency Co., Ltd. (“Chengdu Ctrip International”)	Established on November 4, 2008
Qunar.com Beijing Information Technology Company Limited (“Qunar Beijing”)	Established on March 17, 2006

For the years ended December 31, 2013, 2014 and 2015, the Company is considered the primary beneficiary of a VIE or VIEs’ subsidiary and consolidated the VIE or VIEs’ subsidiary if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

Major variable interest entities and their subsidiaries

Major variable interest entities and their subsidiaries

As of December 31, 2015, the Company conducts a part of its operations through a series of agreements with certain VIEs and VIEs’ subsidiaries as stated in above. These VIEs and VIEs’ subsidiaries are used solely to facilitate the Group’s participation in Internet content provision, advertising business, travel agency and air-ticketing services in the People’s Republic of China (“PRC”) where foreign ownership is restricted.

Shanghai Ctrip Commerce is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip Commerce holds a value-added telecommunications business license and is primarily engaged in the provision of advertising business on the Internet website. Two senior officers of the Company collectively hold 100% of the equity interest in Shanghai Ctrip Commerce. The registered capital of Shanghai Ctrip Commerce was RMB30,000,000 as of December 31, 2015.

Beijing Ctrip is a domestic company incorporated in Beijing, the PRC. Beijing Ctrip holds an air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. A senior officer of the Company and Shanghai Ctrip Commerce collectively hold 100% of the equity interest in Beijing Ctrip. The registered capital of Beijing Ctrip was RMB40,000,000 as of December 31, 2015.

Guangzhou Ctrip is a domestic company incorporated in Guangzhou, the PRC. Guangzhou Ctrip holds air transport sales agency license,  domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. Two senior officers of the Company collectively hold 100% of the equity interest in Guangzhou Ctrip. The registered capital of Guangzhou Ctrip was RMB3,000,000 as of December 31, 2015.

Shanghai Ctrip is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip holds domestic and cross-border travel agency licenses,  air transport sales agency license and mainly provides domestic and cross-border tour services. In September 2012, the Company purchased of the ownership interests from the unrelated minority shareholder and effected a simultaneous reduction of capital of Shanghai Ctrip. Upon completion of the above transactions, two senior officers of the Company hold 100% of the equity interest in Shanghai Ctrip. The registered capital of Shanghai Ctrip was RMB10,050,000 as of December 31, 2015.

Shenzhen Ctrip is a domestic company incorporated in Shenzhen, the PRC. Shenzhen Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company collectively hold 100% of the equity interest in Shenzhen Ctrip. The registered capital of Shenzhen Ctrip was RMB2,500,000 as of December 31, 2015.

Ctrip Insurance is an insurance agency incorporated in Shanghai, the PRC. Ctrip Insurance was established in July 2011. Ctrip Insurance holds an insurance agency business license. Shanghai Ctrip Commerce and Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”) hold 100% of the equity interest in Ctrip Insurance. The registered capital of Ctrip Insurance was RMB50,000,000 as of December 31, 2015.

Shanghai Huacheng is a domestic company incorporated in Shanghai, the PRC. Shanghai Huacheng holds a domestic travel agency license and an air transport sales agency license and mainly provides domestic tour services and air-ticketing services. Shanghai Ctrip Commerce holds 100% of the equity interest in Shanghai Huacheng. The registered capital of Shanghai Huacheng was RMB100,000,000 as of December 31, 2015.

Chengdu Ctrip is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company holds 100% of the equity interest in Chengdu Ctrip. The registered capital of Chengdu Ctrip was RMB20,000,000 as of December 31, 2015.

Chengdu Ctrip International is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip International holds domestic and cross-border travel agency licenses,  air transport sales agency license and mainly provides domestic and cross-border tour services. Shanghai Ctrip holds 100% of the equity interest in Chengdu Ctrip International. The registered capital of Chengdu Ctrip International was RMB2,000,000 as of December 31, 2015.

Qunar Beijing is a domestic company incorporated in Beijing, the PRC. Qunar Beijing holds various domestic and cross-border business licenses of Qunar. Two senior officers of the Company holds 100% of the equity interest in Qunar Beijing. The registered capital of Qunar Beijing was RMB1,000,000 as of December 31, 2015.

The capital injected by senior officers or senior officer’s family member are funded by the Company and are recorded as long-term business loans to related parties. The Company does not have any ownership interest in these VIEs and VIEs’ subsidiaries.

As of December 31, 2015, the Company has various agreements with its consolidated VIEs and VIEs’ subsidiaries, including loan agreements, exclusive technical consulting and services agreements, share pledge agreements, exclusive option agreements and other operating agreements.

Details of certain key agreements with the VIEs are as follows:

Powers of Attorney:  Each of the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, signed an irrevocable power of attorney to appoint Ctrip Travel Network or Ctrip Travel Information as attorney-in-fact to vote, by itself or any other person to be designated at its discretion, on all matters of the applicable consolidated affiliated Chinese entities. Each such power of attorney will remain effective as long as the applicable consolidated affiliated Chinese entity exists, and such shareholders of the applicable consolidated affiliated Chinese entities are not entitled to terminate or amend the terms of the power of attorneys without prior written consent from us.

As of the date of this annual report, each of the shareholders of Qunar Beijing, Hui Cao and Hui Wang, also signed an irrevocable power of attorney authorizing an appointee of Beijing Qunar Software Technology Company Limited, or Qunar Software, to exercise, in a manner approved by Qunar, on such shareholder’s behalf the full shareholder rights pursuant to applicable laws and Qunar Beijing’s articles of association, including without limitation full voting rights and the right to sell or transfer any or all of such shareholder’s equity interest in Qunar Beijing. Each such power of attorney is effective until such time as such relevant shareholder ceases to hold any equity interest in Qunar Beijing. The terms of the power of attorney with respect to Qunar Beijing are otherwise substantially similar to the terms described in the foregoing paragraph.

Technical Consulting and Services Agreements:  Ctrip Travel Information and Ctrip Travel Network each a wholly owned PRC subsidiary of ours, provide our consolidated affiliated Chinese entities, except for Qunar Beijing, with technical consulting and related services and staff training and information services on an exclusive basis. We also maintain their network platforms. In consideration for our services, our consolidated affiliated Chinese entities agree to pay us service fees as calculated in such manner as determined by us from time to time based on the nature of service, which may be adjusted periodically. For 2015, our consolidated affiliated Chinese entities paid Ctrip Computer Technology (before our restructuring of business lines and restatement of contractual arrangements in 2015) or Ctrip Travel Information (after our restructuring of business lines and restatement of contractual arrangements in 2015) and Ctrip Travel Network a quarterly fee based on the number of transportation tickets sold and the number of packaged-tour products sold in the quarter, at an average rate from RMB10 (US$1.5) to RMB11 (US$1.8) per ticket and from RMB54 (US$8.3) to RMB89 (US$13.8) per person per tour. Although the service fees are typically determined based on the number of transportation tickets sold and packaged tour products sold, given the fact that the nominee shareholders of such consolidated affiliated Chinese entities have irrevocably appointed the employees of our subsidiaries to vote on their behalf on all matters they are entitled to vote on, we have the right to determine the level of service fees paid and therefore receive substantially all of the economic benefits of our consolidated affiliated Chinese entities in the form of service fees. The services fees paid by all of such consolidated affiliated Chinese entities as a percentage of their total net income were 105.9%, 109.4% and 107.1% for the years ended December 31, 2013, 2014 and 2015. Ctrip Travel Information or Ctrip Travel Network as appropriate, will exclusively own any intellectual property rights arising from the performance of this agreement. The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a 30-day advance written notice to the applicable consolidated affiliate Chinese entity.

As of the date of this annual report, pursuant to the restated exclusive technical consulting and services agreement between Qunar Beijing and Qunar Software, Qunar Software provides Qunar Beijing with technical, marketing and management consulting services on an exclusive basis in exchange for service fee paid by Qunar Beijing based on a set formula defined in the agreement subject to adjustment by Qunar Software at its sole discretion. This agreement will remain in effect until terminated unilaterally by Qunar Software or mutually. The terms of this agreement are otherwise substantially similar to the terms described in the foregoing paragraph.

Share Pledge Agreements: The shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, have pledged their respective equity interests in the applicable consolidated affiliated Chinese entities as a guarantee for the performance of all the obligations under the other contractual arrangements, including payment by such consolidated affiliated Chinese entities of the technical and consulting services fees to us under the technical consulting and services agreements, repayment of the business loan under the loan agreements and performance of obligations under the exclusive option agreements, each agreement as described herein. In the event any of such consolidated affiliated Chinese entity breaches any of its obligations or any shareholder of such consolidated affiliated Chinese entities breaches his or her obligations, as the case may be, under these agreements, we are entitled to enforce the equity pledge right and sell or otherwise dispose of the pledged equity interests after the pledge is registered with the relevant local branch of SAIC, and retain the proceeds from such sale or require any of them to transfer his or her equity interest without consideration to the PRC citizen(s) designated by us. These share pledge agreements are effective until two years after the pledgor and the applicable consolidated affiliated Chinese entities no longer undertake any obligations under the above-referenced agreements.

As of the date of this annual report, pursuant to the equity interest pledge agreement among Qunar Software, Hui Cao and Hui Wang, Hui Cao and Hui Wang have pledged their equity interests in Qunar Beijing along with all rights, titles and interests to Qunar Software as guarantee for the performance of all obligations under the relevant contractual arrangements mentioned herein. After the pledge is registered with the relevant local branch of SAIC, Qunar Software may enforce this pledge upon the occurrence of a settlement event or as required by the PRC law. The pledge, along with this agreement, will be effective  upon registration with the local branch of the SAIC, and will expire when all obligations under the relevant contractual arrangements have been satisfied or when each of Hui Cao and Hui Wang completes a transfer of equity interest and ceases to hold any equity interest in Qunar Beijing. In enforcing the pledge, Qunar Software is entitled to dispose of the pledge and have priority in receiving payment from proceeds from the auction or sale of all or part of the pledge until the obligations are settled. The terms of this agreement are otherwise substantially similar to the terms described in the foregoing paragraph.

Loan Agreements:  Under the loan agreements we entered into with the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, we extended long-term business loans to these shareholders of our consolidated affiliated Chinese entities with the sole purpose of providing funds necessary for the capitalization or acquisition of such consolidated affiliated Chinese entities. These business loan amounts were injected into the applicable consolidated affiliated Chinese entities as capital and cannot be accessed for any personal uses. The loan agreements shall remain effective until the parties have fully performed their respective obligations under the agreement, and the shareholders of such consolidated affiliated Chinese entities have no right to unilaterally terminate these agreements. In the event that the PRC government lifts its substantial restrictions on foreign ownership of the air-ticketing, travel agency, or value-added telecommunications business in China, as applicable, we will exercise our exclusive option to purchase all of the outstanding equity interests of our consolidated affiliated Chinese entities, as described in the following paragraph, and the loan agreements will be cancelled in connection with such purchase. However, it is uncertain when, if at all, the PRC government will lift any or all of these restrictions.

Exclusive Option Agreements:  As consideration for our entering into the loan agreements described above, each of the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, has granted us an exclusive, irrevocable option to purchase, or designate one or more person(s) at our discretion to purchase, all of their equity interests in the applicable consolidated affiliated Chinese entities at any time we desire, subject to compliance with the applicable PRC laws and regulations. We may exercise the option by issuing a written notice to the relevant consolidated affiliated Chinese entity. The purchase price shall be equal to the contribution actually made by the shareholder for the relevant equity interest. Therefore, if we exercise these options, we may choose to cancel the outstanding loans we extended to the shareholders of such consolidated affiliated Chinese entities pursuant to the loan agreements as the loans were used solely for equity contribution purposes. The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a written notice to the applicable consolidated affiliate Chinese entity.

Each of Hui Cao and Hui Wang also entered into equity option agreements with Qunar, Qunar Software and Qunar Beijing. These equity option agreements contain arrangements that are similar to that as described in the foregoing paragraph. This agreement will remain effective with respect to each of Qunar Beijing’s shareholders until all of the equity interest has been transferred or Qunar terminates the agreement unilaterally with 30 days’ prior written notice.

Our consolidated affiliated Chinese entities and their shareholders agree not to enter into any transaction that would affect the assets, obligations, rights or operations of our consolidated affiliated Chinese entities without our prior written consent. They also agree to accept our guidance with respect to day-to-day operations, financial management systems and the appointment and dismissal of key employees.

In addition, we also enter into technical consulting and services agreements with our majority or wholly owned subsidiaries of some of the consolidated affiliated Chinese entities, such as Chengdu Ctrip International, and these subsidiaries pay us service fees based on the level of services provided. The existence of such technical consulting and services agreements provides us with the enhanced ability to transfer economic benefits of these majority or wholly owned subsidiaries of the consolidated affiliated Chinese entities to us in exchange for the services provided, and this is in addition to our existing ability to consolidate and extract the economic benefits of these majority or wholly owned subsidiaries of the consolidated affiliated Chinese entities. For instance, the consolidated affiliated Chinese entities may cause the economic benefits to be channeled to them in the form of dividends, which then may be further consolidated and absorbed by us through the contractual arrangements described above.

Risks in relation to contractual arrangements between the Company’s PRC subsidiaries and its affiliated Chinese entities:

The Company has been advised by Commerce & Finance Law Offices, its PRC legal counsel, that its contractual arrangements with its consolidated VIEs as described in the Company’s annual report are valid, binding and enforceable under the current laws and regulations of China. Based on such legal opinion and the management’s knowledge and experience, the Company believes that its contractual arrangements with its consolidated VIEs are in compliance with current PRC laws and legally enforceable. However, there may be in the event that the affiliated Chinese entities and their respective shareholders fail to perform their contractual obligations, the Company may have to rely on the PRC legal system to enforce its rights. The PRC legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, since the PRC legal system is still evolving, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit remedies available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention. Due to the uncertainties with respect to the PRC legal system, the PRC government authorities may ultimately take a view contrary to the opinion of its PRC legal counsel with respect to the enforceability of the contractual arrangements.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC government authorities will not ultimately take a view that is contrary to the Company’s belief and the opinion of its PRC legal counsel. On January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released for public comments a proposed PRC law (the “Draft FIE Law”) which includes VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) and may be subject to restrictions under existing PRC law on foreign investment in certain categories of industries. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership on equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Company’s VIE arrangements, and as a result the Company’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of FIEs where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted or prohibited industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If the contractual arrangements establishing the Company’s VIE structure are found to be in violation of any existing law and regulations or future PRC laws and regulations or under the Draft FIE Law if it becomes effective, the relevant PRC government authorities will have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating our income or the income of our affiliated Chinese entities, revoking our business licenses or the business licenses of our affiliated Chinese entities, requiring us and our affiliated Chinese entities to restructure our ownership structure or operations and requiring us or our affiliated Chinese entities to discontinue any portion or all of our value-added telecommunications, air-ticketing, travel agency or advertising businesses. Any of these actions could cause significant disruption to the Company’s business operations, and have a severe adverse impact on the Company’s cash flows, financial position and operating performance. If the imposing of these penalties cause the Company to lose its rights to direct the activities of and receive economic benefits from its VIEs, which in turn may restrict the Company’s ability to consolidate and reflect in its financial statements the financial position and results of operations of its VIEs.

Summary financial information of the Group’s VIEs in the consolidated financial statements

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore the Company considers that there is no asset of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and PRC statutory reserves of the VIEs amounting to a total of RMB516 million as of December 31, 2015. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

Summary financial information of the VIEs, which represents aggregated financial information of the VIEs and their respective subsidiaries included in the accompanying consolidated financial statements, is as follows:

	As of December 31,
	2014	2015
	RMB	RMB
Total assets	13,495,852,174	22,188,424,951

Less: Inter-company receivables	(1,424,351,080)	(3,808,937,898)

Total assets excluding inter-company	12,071,501,094	18,379,487,053

Total liabilities	12,509,239,945	20,998,061,568

Less: Inter-company payables	(6,133,068,354)	(8,572,648,210)

Total liabilities excluding inter-company	6,376,171,591	12,425,413,358

As of December 31, 2014 and 2015, the VIEs’ assets mainly consisted of prepayments and other current assets (December 31, 2014: RMB2.0 billion, December 31, 2015: RMB4.1 billion), short-term investment (December 31, 2014: RMB3.1 billion, December 31, 2015: RMB 3.1 billion), cash and cash equivalent (December 31, 2014: RMB2.6 billion, December 31, 2015: RMB 2.8 billion), accounts receivables (December 31, 2014: RMB1.4 billion, December 31, 2015: RMB2.7 billion) and investments (non-current) (December 31, 2014: RMB1.6 billion, December 31, 2015: RMB2.4 billion). The inter-company receivables of RMB1.4 billion and RMB RMB3.8 billion as of December 31, 2014 and 2015 mainly represented the cash paid by a VIE to one of the Company’s WFOEs for treasury cash management purpose.

As of December 31, 2014 and 2015, the VIEs’ liabilities mainly consisted of advance from customers (December 31, 2014: RMB3.5 billion , December 31, 2015: RMB5.1 billion), accounts payable (December 31, 2014: RMB1.8 billion, December 31, 2015: RMB4.0 billion), other payables and accruals (December 31, 2014: RMB588 million, December 31, 2015: RMB2.1 billion), taxes payable (December 31, 2014: RMB45 million, December 31, 2015: RMB689 million) and salary and welfare payable (December 31, 2014: RMB195 million, December 31, 2015: RMB217 million). The inter-company payables as of December 31, 2014 and 2015 were RMB6.1 billion and RMB8.6 billion, respectively, which primarily consisted of the payables due to Ctrip.com (Hong Kong) Limited (“Ctrip HK”), one of the Company’s wholly-owned subsidiaries, for its payment of overseas air tickets and tour packages on behalf of a VIE and another VIEs’ subsidiary and the service fees payable to the WFOEs under the technical consulting and services agreements, which are operational in nature from the VIEs and their subsidiaries’ perspectives.

	For the year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB
Net revenues	3,137,211,893	4,138,380,618	6,384,556,234
Cost of revenues	904,328,902	1,252,538,920	1,983,511,461
Net income / (loss)	(74,463,933)	(87,193,139)	(73,523,163)

As aforementioned, the VIEs mainly conduct air-ticketing, travel agency, advertising and value-added telecommunication businesses. Revenues from VIEs accounted for around 59% of the Company’s total revenues in 2015. The air-ticketing and packaged-tour revenues continued to increase in 2015, primarily driven by the increase in the air-ticketing volume and leisure travel volume.

The VIEs’ net income before the deduction of the inter-company consulting fee charges were RMB1.3 billion, RMB1.1 billion and RMB1.0 billion for the years ended December 31, 2013, 2014 and 2015, respectively.

The amount of service fees paid by all the VIEs as a percentage of the VIEs’ total net income were 105.9%, 109.4%and 107.1% for the years ended December 31, 2013, 2014 and 2015, respectively.

The WFOEs are the sole and exclusive provider of technical consulting and related services and information services for the VIEs. Pursuant to the Exclusive Technical Consulting and Service Agreements, the VIEs pay service fees to the WFOEs based on the VIEs’ actual operating results. The WFOEs are entitled to receive substantially all of the net income and transfer a majority of the economic benefits in the form of service fees from the VIEs and VIEs’ subsidiaries to the WFOEs. The WFOEs did not request service fee payments of RMB286 million from Chengdu Ctrip and Chengdu Ctrip International during the year ended December 31 2012, primarily for tax planning purpose. From 2013, Chengdu Ctrip and Chengdu Ctrip International started to pay service fee to WFOEs, and the retained earnings of 2013, 2014 and 2015 have been transferred to the WFOEs, respectively. For remaining undistributed retained earnings, tax planning strategies are in place to support their enterprise income tax free treatment.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Foreign currencies

Foreign currencies

The Group’s reporting currency is RMB. The Company’s functional currency is US$. The Company’s operations are conducted through the subsidiaries and VIEs where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into RMB.

Transactions denominated in currencies other than functional currencies are translated at the exchange rates quoted by the People’s Bank of China (the “PBOC”), the Hong Kong Association of Banks (the “HKAB”) or major Taiwan banks, prevailing or averaged at the dates of the transaction for PRC and Hong Kong subsidiaries and ezTravel, a Taiwan subsidiary respectively. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates quoted by the PBOC, HKAB or banks located in Taiwan at the balance sheet dates. All such exchange gains and losses are included in the statements of income.

Assets and liabilities of the group companies are translated from their respective functional currencies to the reporting currency at the exchange rates at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period. The exchange differences for the translation of group companies with non-RMB functional currency into the RMB functional currency are included in foreign currency translation adjustments, which is a separate component of shareholders’ equity on the consolidated financial statements.

Translations of amounts from RMB into US$ are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.4778 on December 31, 2015, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2015, or at any other rate.

Cash and cash equivalents

Cash and cash equivalents

Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of generally three months or less.

Restricted cash

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group’s restricted cash is substantially cash balance on deposit required by its business partners and commercial banks.

Short-term investments

Short-term investments

Short-term investments represent the investments issued by commercial banks or other financial institutions with a variable interest rate indexed to the performance of underlying assets with maturities within one year. The Company elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in interest income of the consolidated statements of income and comprehensive income.

Long term loan receivable

Long term loan receivable

Long-term loan receivables are recorded at cost and compounded accrued interests as we do not intend to sell the security, or it is more likely than not that the company will not be required to sell the security before full recovery of our cost. The Company evaluates the qualitative criteria to determine whether we expect to recover our cost.

Land use rights

Land use rights

Land use rights represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually over 40 to 50 years).

Property, equipment and software

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Building	20-40 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Website-related equipment	5 years
Computer equipment	3-5 years
Furniture and fixtures	3-5 years
Software	3-5 years

Construction in progress is stated at cost. Construction in progress as of December 31, 2014 mainly refers to costs associated with the purchase of building in Shanghai Sky SOHO and construction of information and technology center in Chengdu before the buildings are put into service. All direct costs related to the new buildings are capitalized as construction in progress until it is substantially completed and available for use.

The Company recognized the disposal of Property, equipment and software in general and administrative expenses.

Investments

Investments

The Company investments include held to maturity investments, available-for-sale investments, equity method investments and cost method investments in certain publicly traded companies and privately-held companies.

The securities that the Company has positive intent and ability to hold to maturity are classified as held to maturity investments and stated at amortized cost. Cost method is used for investments over which the Company does not have the ability to exercise significant influence. Gain or losses are realized when such investments are sold or when dividends are declared or payments are received. The Company applies equity method in accounting for its investments in entities in which the Company has the ability to exercise significant influence but does not own a majority equity interest or otherwise controls and the investments are either common stock or in-substance common stocks. Unrealized gains on transactions between the Company and the affiliated entity are eliminated to the extent of the Company’s interest in the affiliated entity; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. The Company classifies its investments in debt and equity securities, that are not accounted for as cost or equity method investments, into one of three categories and accounts for these as follows: (i) debt securities that the Company has the positive intent and the ability to hold to maturity are classified as “held to maturity” and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” with unrealized holding gains and losses included in earnings; (iii) debt and equity securities not classified as held to maturity or as trading securities are classified as “available-for-sale” and reported at fair value through other comprehensive income. Realized gains or losses are charged to earnings during the period in which the gains or losses are realized.

The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

Fair value measurement of financial instruments

Fair value measurement of financial instruments

Financial assets and liabilities of the Group primarily comprise of cash and cash equivalents, restricted cash, time deposits, financial products, accounts receivable, due from related parties, available-for-sale investments, accounts payable, due to related parties, advances from customers, short-term bank borrowings, other short-term liabilities and long-term debts. As of December 31, 2014 and 2015, except for long-term debts and available-for-sale investments, carrying values of these financial instruments approximated their fair values because of their generally short maturities. The Company reports available-for-sale investments at fair value at each balance sheet date and  changes in fair value are reflected in the statements of income and comprehensive income. The Company disclosed the fair value of its long-term debts based on Level 2 inputs in Note 17.

We measure our financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.

Business combination and Acquisitions

Business combination

U.S. GAAP requires that all business combinations not involving entities or businesses under common control be accounted for under the purchase method. The Group applies ASC 805, “Business combinations”, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statements of income and comprehensive income.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

Acquisitions

During the periods presented, the Company completed several transactions to acquire controlling shares to enrich its products and to expand business. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based in part on independent appraisal reports as well as its experience with purchasing similar assets and liabilities in similar industries. The amount excess of the purchase price over the fair value of the identifiable assets and liabilities acquired is recorded as goodwill. The major acquisitions during the periods presented are as follows:

Qunar Cayman Islands Limited (“Qunar”)

In October 2015, the Company completed a share exchange transaction with Baidu, Inc. (“Baidu”), which was the principal shareholder of Qunar, upon completion of the exchange, the Company issued approximately 11.5 million ordinary shares, with the fair value of US$ 3.4 billion (RMB 21.7 billion) to Baidu in exchange for approximately 179 million Class A (There were 193 million outstanding Class A shares in Qunar) and 11 million Class B ordinary share of Qunar. The Class A and Class B represents 3 votes and 1 vote per share respectively, and Class A ordinary shares were converted into Class B ordinary shares upon transfer. After the transaction, Ctrip owned ordinary share of Qunar representing approximately 45% of Qunar’s aggregate voting interest and 48 % economic interest.

In connection with the transaction with Baidu, on December 10, 2015, the Company issued approximately 4 million ordinary shares to certain special purpose vehicles in exchange for approximately 66 million Class B ordinary shares of Qunar issued as equity incentives to Qunar’s employees.

Below is the summary of the fair value of acquisition cost for these acquisitions:

	RMB	US$
Fair value of previously held equity interest (1)	21,698,582,100	3,416,184,974
Consideration paid in December 2015	10,842,783,275	1,687,067,570

Total purchase cost	32,541,365,375	5,103,252,544

(1)Which also represents fair value of purchase consideration for the initial 45% equity method investment in October 2015

Under U.S GAAP, as a result of the above transactions, the Company is deemed to be the beneficial owner of 256 million Class B ordinary shares of Qunar representing majority voting interest and therefore accounts for these transactions as step acquisitions of business combination. The previously held equity interest of Qunar from the exchange transaction with Baidu was accounted for using equity method until the Company’s consolidation of Qunar upon completion of the transaction with the Qunar shareholders in December 2015 when the business combination was completed. Between October and December the Company recognized an equity pick up loss from Qunar of RMB 2.4 billion (Note 8). On December 10th the date of the business combination, the Company recognized a gain from the re-measurement of its previously held equity interest to its fair value as measured at the fair value of the consideration paid in October with amount of RMB 2.4 billion and such gain was reported in “Equity in income/(loss) of affiliates of the statement of income and comprehensive income.  The financial statements of Qunar are consolidated by the Company from December 31, 2015 on since the financial results of Qunar during the period from December 10 through December 31, 2015 were not material.

The preliminary allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows. The fair value of non-controlling interest was measured based on the purchase price, taking into account a discount reflective of the non-controlling nature of the interest based on the market price of Qunar’s publically traded shares.

RMB
Cash and cash equivalents	5,169,733,816
Advance to suppliers	1,177,437,522
Prepayments and other current assets	3,075,154,225
Long-term investments	712,967,197
Fixed assets, net	232,085,350
Other non-current assets	127,412,235
Accounts payable	(1,584,668,322)
Taxes payable	(1,028,960,573)
Short-term debts	(3,301,856,678)
Accrued expenses and other current liabilities	(4,526,855,580)
Non-current liability	(93,019,969)
Non-controlling interests	(5,282,358)

Net assets of Qunar acquired	(45,853,135)
Identifiable intangible assets — trademark and domain	8,998,429,167
Identifiable intangible assets — technology and supplier network for new products*	948,347,023
Deferred tax liabilities	(2,489,866,400)
Non-controlling interests	(17,850,614,771)
Goodwill	42,980,923,491

Total purchase consideration	32,541,365,375

The newly identifiable intangible assets of Qunar primarily consist of trademark and domain, technology and supplier network for new products. The trademark and domain are indefinite-lived intangible assets. The estimated fair value of the amortizable intangible assets (technology and supplier network for new products) is expected to amortised on a straight-line basis over a weighted average period of 5.2 years.

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2014 and 2015, as if the business combination had occurred on January 1, 2014, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisitions actually took place on the beginning of the periods presented, and may not be indicative of future operating results.

In thousands	2014	2015
	RMB	RMB
Pro-forma net revenues	8,917,279	14,812,533
Pro-forma net loss	(1,889,396)	(5,086,934)

A technology company focusing on hotel customer reviews

In November 2013 and October 2014, the Company consummated the acquisition of the entire equity shares in a technology company focusing on hotel customer reviews through step acquisitions with the total purchase consideration of RMB 240 million which included cash consideration of RMB 110 million and the previsouly held 35% non-controlling interest with the fair value of RMB 130 million. The cash consideration was paid in 2015. The Company also recognized a gain from the re-measurement of its previously held equity interest to the fair value of RMB100 million in 2014.  Such gain was reported in other income in the company’s previously presented financial statements. In 2015, the Company decided to report the gain from re-measurement of previously held equity interests in the step acquisitions in “Equity in income/(loss) of affiliates in the statement of income and comprehensive income as a better reflection of those transactions and the comparative amounts for the prior periods have been reclassified to conform to the current period presentation.

The financial results of the acquired company have been included in the Company’s consolidated financial statements since the date the Company obtained control in October 2014 and were not significant to the Company for the year ended December 31, 2014. The final allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows, which includes a measurement period adjustment in 2015 to increase the intangible assets and deferred tax liabilities with a decrease to goodwill of RMB 33 million as compared with the preliminary purchase price allocation in 2014.

RMB
Net assets	2,134,170
Identifiable intangible assets — System, brand and customer relationship	44,752,000
Deferred tax liabilities	(11,188,000)
Goodwill	333,320,722
Fair value of previously held equity interest	(129,360,000)

Total purchase consideration	239,658,892

An offline travel agency

In December, 2014, the Company completed the transaction to acquire approximately 43% equity stake and obtained majority voting power of an offline travel agency. The purchase consideration is approximately RMB308 million (US$50 million). The total unpaid consideration amounted to RMB 196 million as of December31, 2014 has been paid in 2015. The financial results of the acquired entity have been included in the Company’s consolidated financial statements since the acquisition date. The final allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows which includes a measurement period adjustment in 2015 to decrease the consideration and goodwill by RMB 1 million:

RMB
Net assets (including the cash acquired of RMB142 million)	164,411,042
Identifiable intangible assets — customer relationship	67,000,000
Identifiable intangible assets — trademark	174,800,000
Deferred tax liabilities	(60,450,000)
Non-controlling interests	(370,656,000)
Goodwill	331,615,519

Total purchase consideration	306,720,561

The identifiable intangible assets primarily consist of trademark and customer relationship. The trademark is indefinite-lived intangible assets. The fair value of the customer relationship is amortized on a straight-line basis over 5 years.

Travelfusion Limited (“Travelfusion”)

In January, 2015, the Company acquired 70% equity interest of Travelfusion. Travelfusion is a UK-based leading online Low Cost Carrier (LCC) travel content aggregator and innovator of Direct Connect global distribution solutions.

The purchase consideration is RMB721 million (GBP75.6 million). The results of Travelfusion have been included in the consolidated financial statements of the Company since the acquisition date. As of December 31, 2015, the total unpaid cash consideration was RMB 41 million and will be paid in 2016. On the acquisition date, the preliminary allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows. The non-controlling interest represents the fair value of the 30% equity interest not held by the Company:

RMB
Net assets	36,936,493
Identifiable intangible assets — trademark and domain	78,058,071
Identifiable intangible assets — Business relationship	261,146,660
Identifiable intangible assets — IT Platform	5,051,377
Deferred tax liabilities	(72,293,783)
Non-controlling interests	(275,995,802)
Goodwill	687,633,024

Total purchase consideration	720,536,040

The identifiable intangible assets primarily consist of trademark and domain, business relationship and IT Platform. The trademark and domain are indefinite-lived intangible assets. The fair values of the business relationship and IT Platform are amortized on a straight-line basis over 10 years and 5 years, respectively.

Online trip package service provider

In January, 2014, the Company acquired 51% controlling interest of an online trip package service provider. The purchase consideration is RMB139 million (US$23 million). The results of the acquired entity’s operations have been included in the consolidated financial statements of the Company since the acquisition date. The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows. The non-controlling interest represents the fair value of the 49% equity interest not held by the Company:

RMB
Net assets	13,176,760
Identifiable intangible assets — trademark and domain	61,564,134
Deferred tax liabilities	(9,234,620)
Non-controlling interests	(134,009,200)
Goodwill	207,981,890

Total purchase consideration	139,478,964

B2B hotel reservation company

In August, 2013, the Company acquired a B2B hotel reservation company with the purchase consideration of RMB47 million (US$8 million). The financial results of the acquired entity have been included in the Company’s consolidated financial statements since the acquisition date.

Hotel Wholesaler

In August, 2013, the Company acquired a wholesaler operated hotel reservation and air ticketing services. The purchase consideration is HK$125 million (US$16 million).

For the years ended December 31, 2013, 2014 and 2015, other than the business combination of Qunar, the financial results and the pro forma revenues and net earnings of above mentioned acquisitions were not considered as significant to the Group under Rule 3-05 of Regulation S-X and ASC 805 respectively, either individually or in aggregate.

Other than the acquisitions disclosed above, none of other acquisition incurred during the periods presented is material to our businesses or financial results. As of December 31, 2015, the total unpaid consideration for the other acquisitions were RMB 69 million.

Goodwill and other intangible assets

Goodwill and other intangible assets

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs.

Goodwill is not amortized but is reviewed at least annually for impairment or earlier, if an indication of impairment exists. Recoverability of goodwill is evaluated using a two-step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

As of December 31, 2015, the step one analysis performed indicated that the fair value of the Company’s reporting units was substantially greater than the respective carrying value. There was no impairment of goodwill during the years ended December 31, 2013, 2014 and 2015. Each quarter the Company reviews the events and circumstances to determine if goodwill impairment may be indicated.

Separately identifiable intangible assets that have determinable lives continue to be amortized and consist primarily of non-compete agreements, customer list, supplier relationship, technology and business relationship as of December 31, 2014 and 2015. The Company amortizes intangible assets on a straight-line basis over their estimated useful lives, which is three to ten years. The estimated life of amortized intangibles is reassessed if circumstances occur that indicate the life has changed. Other intangible assets that have indefinite useful life primarily include trademark and domain names as of December 31, 2014 and 2015.  The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

The Company reviews intangible assets with indefinite lives annually for impairment.

No impairment on other intangible assets was recognized for the years ended December 31, 2013, 2014 and 2015.

Impairment of long-lived assets

Impairment of long-lived assets

Long-lived assets (including intangible with definite lives) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Reviews are performed to determine whether the carrying value of asset group is impaired, based on comparison to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the Group recognizes impairment of long-lived assets to the extent the carrying amount of such assets exceeds the fair value.

Accrued liability for customer reward program

Accrued liability for customer reward program

The Group’s  end users participate in a reward program, which provides travel awards and other gifts to members based on accumulated membership points that vary depending on the services rendered and fees paid. The estimated incremental costs to provide free travel and other gifts are recognized as sales and marketing expense in the statements of income and comprehensive income and accrued for as a current liability as members accumulate points. As members redeem awards or their entitlements expire, the accrued liability is reduced correspondingly. As of December 31, 2014, and 2015, the Group’s  accrued liability for its customer reward program amounted to RMB431 million and RMB593 million, respectively, based on the estimated liabilities under the customer reward program. Our expenses for the customer rewards program were approximately RMB203million, RMB355 million and RMB399 million for the years ended December 31, 2013, 2014 and 2015.

Deferred revenue

Deferred revenue

The Group has the coupon program, through which the Group provides coupons for end users who book selected hotels online through website. The end users who use the coupons receive credits in their virtual cash accounts upon check-out from the hotels and reviews for hotels submitted. The end users may redeem the amount of credits in their virtual cash account in cash, voucher, or mobile phone credit. The Group accounts for the estimated cost of future usage of coupons as contra-revenue or sales and marketing expenses in the consolidated statements.

Revenue recognition

Revenue recognition

The Group conducts its principal businesses in Great China Area primarily through Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”), Ctrip Travel Information Technology (Shanghai) Co., Ltd. (“Ctrip Travel Information”), Ctrip Travel Network Technology (Shanghai) Co., Ltd. (“Ctrip Travel Network”), Ctrip Information Technology (Nantong) Co., Ltd. (“Ctrip Information Technology”), ezTravel and Wing On Travel. Some of the operations of Ctrip Computer Technology and Ctrip Travel Network are conducted through a series of services and other agreements with the VIEs and VIE subsidiaries.

Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and the VIEs are subject to business tax and VAT and related surcharges on the provision of taxable services in the PRC, which include hotel reservation and ticketing services provided to end users. In the statements of income and comprehensive income, business tax and related surcharges are deducted from revenues to arrive at net revenues.

The Group presents majority of its revenues on a net basis.  Revenues are recognized at gross amounts received from customers in cases where the Group undertakes the majority of the business risks and acts as principal related to the services provided. The amount of revenues recognized at gross basis was immaterial during the years ended December 31, 2013, 2014 and 2015, respectively.

Effective August 1, 2013, pursuant to Circular Caishui 2013 No. 37 released by the Ministry of Finance of China, entities within transportation service and selected modern service industries will switch from a business tax payer to a VAT payer.

Accommodation reservation services

The Group receives commissions from travel suppliers for hotel room reservations through the Group’s transaction and service platform. Commissions from hotel reservation services rendered are recognized after the end users have completed their stay at the applicable hotel and upon confirmation of pending payment of the commissions by the hotel. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when it is reasonably assured that the Group is entitled to such incentive commissions. The Group generally receives incentive commissions from monthly arrangements with hotels based on the number of hotel room reservations where the end users have completed their stay. The Group presents revenues from such transactions on a net basis in the statements of income and comprehensive income as the Group, generally, does not assume inventory risks and has no obligations for cancelled hotel reservations.

Transportation ticketing services

Transportation ticketing services revenues mainly represent revenues from tickets reservations and other related services. The Group receives commissions from travel suppliers for ticketing services through the Group’s transaction and service platform under various services agreements. Commissions from ticketing services rendered are recognized after tickets are issued. The Group presents revenues from such transactions on a net basis in the statements of income as the Group, generally, does not assume inventory risks and has no obligations for cancelled ticket reservations. Loss due to obligations for cancelled ticket reservations is minimal in the past.

Packaged-tour

The Group receives referral fees from travel product providers for packaged-tour products and services through the Group’s transaction and service platform. Referral fees are recognized as commissions on a net basis after the packaged-tour service are rendered and collections are reasonably assured.

Shanghai Ctrip, Beijing Ctrip, Guangzhou Ctrip, Shenzhen Ctrip and Wing On Travel conduct domestic and cross-border travel tour services. Revenues, mainly referral fees, are recognized as commissions on a net basis after the services are rendered.

Corporate travel

Corporate travel management revenues primarily include commissions from air ticket booking, hotel reservation and packaged-tour services rendered to corporate clients. The Group contracts with corporate clients based on service fee model. Travel reservations are made via on-line and off-line services for air tickets, hotel and package-tour. Revenue is recognized on a net basis after the services are rendered, e.g. air tickets are issued, hotel stays or packaged-tour are completed, and collections are reasonably assured.

Other businesses

Other businesses comprise primarily of online advertising services, the sale of Property Management System (“PMS”), and related maintenance service.

Shanghai Ctrip Commerce receives advertising revenues, which principally represent the sale of banners or sponsorship on the website from customers. Advertising revenues are recognized ratably over the fixed term of the agreement as services are provided.

Jointwisdom, a subsidiary of the Company, conducts sale of PMS and related maintenance service. The sale of PMS is recognized upon customer acceptance. Maintenance service is recognized ratably over the term of the maintenance contract on a straight-line basis.

Allowance for doubtful accounts

Allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company reviews on a periodic basis for doubtful accounts for the outstanding trade receivable balances based on historical experience and information available.  Additionally, we make specific bad debt provisions based on (i) our specific assessment of the collectability of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectability. The following table summarized the details of the Company’s allowance for doubtful accounts:

	2013	2014	2015
	RMB	RMB	RMB
Balance at beginning of year	4,351,963	5,896,903	14,707,184
Provision for doubtful accounts	2,842,681	11,737,580	32,080,786
Write-offs	(1,297,741)	(2,927,299)	(8,550,312)

Balance at end of period	5,896,903	14,707,184	38,237,658

Cost of revenues

Cost of revenues

Cost of revenues consists primarily of payroll compensation of customer service center personnel, credit card service fee, telecommunication expenses, direct cost of principal travel tour services, depreciation, rentals and related expenses incurred by the Group’s transaction and service platform which are directly attributable to the rendering of the Group’s travel related services and other businesses.

Product development

Product development

Product development expenses include expenses incurred by the Group to develop the Group’s travel supplier networks as well as to maintain, monitor and manage the Group’s transaction and service platform. The Group recognizes website, software and mobile applications development costs in accordance with ASC 350-50 “Website development costs” and ASC 350-40 “Software — internal use software” respectively. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and mobile applications or the development of software or mobile applications for internal use and websites content.

Sales and marketing

Sales and marketing

Sales and marketing expenses consist primarily of costs of payroll and related compensation for the Company’s sales and marketing personnel, advertising expenses, and other related marketing and promotion expenses. Advertising expenses, amounting to approximately RMB538 million, RMB1.2 billion and RMB1.8 billion for the years ended December 31, 2013, 2014  and 2015 respectively, are charged to the statements of income as incurred.

Share-based compensation

Share-based compensation

Under ASC 718, the Company applied the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on US Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected life is based on historical exercise patterns, for options granted before 2008 which the Company has historical data of and believes are representative of future behavior. For options granted since 2008, the Company used simplified method to estimate its expected life. Expected dividend yield is determined in view of the Company’s historical dividend payout rate and future business plan. The Company estimates expected volatility at the date of grant based on historical volatilities. The Company recognizes compensation expense on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any. If actual forfeitures differ from those estimates, we may need to revise those estimates used in subsequent periods.

ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

According to ASC 718, the Company classifies options or similar instruments as liabilities if the entity can be required under any circumstances to settle the option or similar instrument by transferring cash or other assets and such cash settlement is probable. The percentage of the fair value that is accrued as compensation cost at the end of each period shall equal the percentage of the requisite service that has been rendered at that date. Changes in fair value of the liability classified award that occur during the requisite service period shall be recognized as compensation cost over that period. Changes in fair value that occur after the end of the requisite service period are compensation cost of the period in which the changes occur. Any difference between the amount for which a liability award is settled and its fair value at the settlement date as estimated is an adjustment of compensation cost in the period of settlement.

Share incentive plans

On November 5, 2004, the Company’s board of directors adopted a 2005 Employee’s Stock Option Plan (“2005 Option Plan”). The 2005 Option Plan was approved by the shareholders of the Company in October 2005. The Company has reserved 3,000,000 ordinary shares for future issuances of options under the 2005 Option Plan. The terms of the 2005 Option Plan are substantially similar to the Company’s 2003 Option Plan. As of December 31, 2014 and 2015, 386,310 and 179,453 options were outstanding under the 2005 Option Plan respectively.

On October 17, 2007, the Company adopted a 2007 Share Incentive Plan (“2007 Incentive Plan”), which was approved by the shareholders of the Company on June 15, 2007. Under the 2007 Incentive Plan, the maximum aggregate number of shares, which may be issued pursuant to all share-based awards (including Incentive Share Options and Restricted Share Units (“RSU”)), is one million ordinary shares as of the first business day of 2007, plus an annual increase of one million shares to be added on the first business day of each calendar year beginning in 2008 to 2016. Under the 2007 Incentive Plan, the directors may, at their discretion, grant any employees, officers, directors and consultants of the Company and/or its subsidiaries such share-based awards. Shares options granted under 2007 Incentive Plan are vested over a period of 4 years. The Company granted 1,472,449 and 625,006 new shares options to employees with 4 year requisite service period for years ended December 31, 2014 and 2015, respectively. RSUs granted under 2007 Incentive Plan have a restricted period for 4 years. As of December 31, 2014 and 2015, 4,585,868 and 4,826,008 options and 1,058,608 and 865,408 RSUs were outstanding under the 2007 Incentive Plan.

A summary of option activity under the share incentive plans

The following table summarized the Company’s share option activity under all the option plans (in US$, except shares):

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2012	3,919,535	64.81	5.14	57,772,345

Granted	945,106	79.70
Exercised	(660,459)	48.05
Forfeited	(73,450)	91.75

Outstanding at December 31, 2013	4,130,732	70.42	4.99	528,988,489

Granted	1,472,449	172.56
Exercised	(573,351)	62.52
Forfeited	(57,652)	117.63

Outstanding at December 31, 2014	4,972,178	101.03	5.17	405,399,251

Granted	625,006	247.91
Exercised	(506,163)	65.65
Forfeited	(85,560)	156.32

Outstanding at December 31, 2015	5,005,461	122.00	4.77	1,244,544,670

Vested and expect to vest at December 31, 2015	4,817,960	120.31	4.71	1,206,083,858

Exercisable at December 31, 2015	2,661,689	83.69	3.39	763,784,521

The Company’s current practice is to issue new shares to satisfy share option exercises.

The expected-to-vest options are the result of applying the pre-vesting forfeiture rate assumptions of 8% to total unvested options.

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of US$371 as of December 31, 2015 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2015.

The total intrinsic value of options exercised during the years ended December 31, 2013, 2014 and 2015 were US$99million US$148 million and US$178 million, respectively.

The following table summarizes information related to outstanding and exercisable options as of December 31, 2015 (in US$, except shares):

	Outstanding			Exercisable
Range of Exercise Prices	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)
35.00-44.99	842,593	38.02	1.10	842,593	38.02	1.10
45.00-58.99	200	58.39	0.00	200	58.39	0.00
59.00-77.99	1,183,878	77.03	5.01	621,952	76.17	4.97
78.00-96.99	571,277	91.31	3.25	454,764	92.17	3.00
97.00-129.99	390,344	105.36	3.68	390,344	105.36	3.68
130.00-259.99	2,017,169	195.40	6.80	351,836	171.34	6.24

	5,005,461			2,661,689

The weighted average fair value of options granted during the years ended December 31, 2013, 2014 and 2015 was US$38.40, US$78.10 and US$109.93 per share, respectively.

As of December 31, 2015, there was US$137 million of total unrecognized compensation cost, net of estimated forfeitures, related to unvested share options which are expected to be recognized over a weighted average period of 2.6 year. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. Total cash received from the exercise of share options amounted to RMB180,261,090, RMB184,579,173 and RMB52,117,597 for the year ended December 31, 2013, 2014 and 2015, respectively. The transfer agent was engaged by the Company to collect the exercise proceeds and remitted on regular basis and these amounts were presented as receivable from financial institution in Note 3.

The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions for the years ended December 31, 2013, 2014 and 2015:

	2013	2014	2015
Risk-free interest rate	0.69%-0.87%	1.66%-1.75%	1.35%-1.59%
Expected life (years)	5.0	5.0	5.0
Expected dividend yield	0%	0%	0%
Volatility	56%	49%-52%	49%-50%
Fair value of options at grant date per share	from US$37.96 to US$39.69	from US$74.98 to US$109.57	from US$105.16 to US$112.76

A summary of RSUs activities under the share incentive plans

The Company granted 259,365, 761,514 and 229,603 RSUs to employees with 4 year requisite service period for the years ended December 31, 2013, 2014 and 2015, respectively. In additional, pursuant to the Replacement mentioned above, another 475,343 RSUs replaced the 1,901,372 options initially granted under the 2007 incentive plan.

The following table summarized the Company’s RSUs activities under all incentive plans (in US$, except shares):

	Number of Shares	Weighted average grant date fair value(US$)
Restricted shares
Unvested at December 31, 2012	646,301	101.30

Granted	259,365	79.23
Vested	(224,939)	118.54
Forfeited	(57,303)	85.40

Unvested at December 31, 2013	623,424	83.60

Granted	761,514	185.40
Vested	(261,692)	86.82
Forfeited	(64,638)	148.02

Unvested at December 31, 2014	1,058,608	158.55

Granted	229,603	249.31
Vested	(271,683)	129.21
Forfeited	(151,120)	181.47

Unvested at December 31, 2015	865,408	185.17

Total share-based compensation cost for the RSUs amounted to US$13.2million, US$32.3 million and US$48.6 million for the years ended December 31, 2013, 2014 and 2015, respectively. As of December 31, 2015, there was US$133 million unrecognized compensation cost, net of estimated forfeitures, related to unvested restricted shares, which are to be recognized over a weighted average vesting period of 2.2 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. The Company determined the fair value of RSUs based on its stock price on the date of grant.

Operating leases

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the statements of income on a straight-line basis over the lease periods.

Taxation

Taxation

Deferred income taxes are provided using the balance sheet liability method. Under this method, deferred income taxes are recognized for the tax consequences of significant temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered unlikely that some portion of, or all of, the deferred tax assets will not be realized.

The Company applies ASC 740, “Income Taxes”. It clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.

Other income (net)

Other income (net)

Other income consists of gain on deconsolidation of subsidiaries, financial subsidies, investment income and foreign exchange gains/(losses).  Financial subsidies from local PRC government authorities were recorded as other income in the consolidated statements of income. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy are determined at the discretion of the relevant government authorities. Financial subsidies are recognized as other income when received. Components of other income for the years ended December 31, 2013, 2014 and 2015 were as follows:

	2013	2014	2015
	RMB	RMB	RMB
Gain on deconsolidation of subsidiaries (Note 8)	—	789,193	2,294,451,702
Subsidy income	119,697,248	132,094,928	199,418,778
Dividends from a cost method investment	—	39,036,138	—
Bank charges	(18,940,474)	(49,713,255)	(61,150,707)
Foreign exchange gains/(losses)	32,523,857	(55,930,392)	12,638,982
Reimbursement from the depository	17,507,842	—	11,582,882
Loss from impairment of long-term investment (Note 9)	—	(33,000,000)	—
Gain on disposal of cost method investment	4,014,829		—
Loss on disposal of a subsidiary	—	(1,529,046)	—
Others	7,726,330	12,073,069	24,038,193

Total	162,529,632	43,820,635	2,480,979,830

Statutory reserves

Statutory reserves

The Company’s PRC subsidiaries and the VIEs are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve can be stopped if such reserve has reached 50% of the registered capital of each company. Appropriations to the enterprise expansion fund, staff welfare and bonus fund are at the discretion of the board of directors of Ctrip Computer Technology,  Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and Jointwisdom, the subsidiaries of the Company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIEs. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. Additionally, ezTravel,  the Company’s subsidiary incorporated in Taiwan, is also required to allocate 10% of its after-tax profit to the statutory reserve in accordance with the Taiwan regulations. There is no such regulation of providing statutory reserve in Hong Kong. During the years ended December 31, 2013, 2014, and 2015,  appropriations to statutory reserves have been made of approximately RMB15.2 million, RMB15.6 million, and RMB34.8 million, respectively.

Dividends

Dividends

Dividends are recognized when declared.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIEs, the VIEs cannot directly distribute dividends to the Company. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of RMB into foreign exchange and through restrictions on foreign trade. As substantially all of the Company’s revenues are in RMB, any restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund the Company’s business activities outside China or to make dividend payments in U.S. dollars. Restricted net assets of the Company’s PRC subsidiaries and VIEs not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations and other restrictions were RMB2.6  billion as of December 31, 2015.

As a result of the aforementioned PRC regulation and the Company’s organizational structure, accumulated profits of the subsidiaries in PRC distributable in the form of dividends to the parent as of December 31, 2013, 2014 and 2015 were RMB4.6 billion,  RMB5.0 billion and RMB7.2 billion, respectively. The Company’s PRC subsidiaries and VIEs are able to enter into royalty and trademark license agreements or certain other contractual arrangements at the sole discretion of the Company, for which the compensatory element of the arrangement is deducted from the accumulated profits.

Effective January 1, 2008, current CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Earnings per share

Earnings per share

In accordance with “Computation of Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).

If the number of common shares outstanding increases as a result of a stock dividend or stock split or decreases as a result of a reverse stock split, the computations of basic and diluted EPS shall be adjusted retroactively for all periods presented to reflect that change in capital structure. If changes in common stock resulting from stock dividends, stock splits, or reverse stock splits occur after the close of the period but before the financial statements are issued or are available to be issued, the per-share computations for those and any prior-period financial statements presented are be based on the new number of shares.

Effective December 1, 2015, the Company effected a change of the ratio of its American depositary shares (“ADSs”) to ordinary shares from four (4) ADSs representing one (1) ordinary share to eight (8) ADSs representing one (1) ordinary share. The historical and present earnings/ (loss) per share for the periods presented herein has been retrospectively adjusted to reflect such effect.

Treasury stock

Treasury stock

On July 30, 2008 and September 30, 2008 our board of directors and shareholders respectively approved a US$15 million share repurchase plan. On September 29, 2011, our board of directors approved another US$100 million share repurchase plan. On June 13, 2012, our board of directors approved a US$300 million share repurchase plan. And on April 3, 2014, our board of directors approved a US$600 million share repurchase plan. The share-repurchase programs do not require the Company to acquire a specific number of shares and may be suspended or discontinued at any time.

Segment reporting

Segment reporting

The Company operates and manages its business as a single segment. Resources are allocated and performance is assessed by the CEO, whom is determined to be the Chief Operating Decision Maker (CODM). Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the consolidated financial statements.

The Company primarily generates its revenues from customers in Great China Area, and assets of the Company are also located in Great China Area. Accordingly, no geographical segments are presented.

Recent accounting pronouncements

Recent accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new standard will require the Company to separate performance obligations within a contract, determine total transaction costs, and ultimately allocate the transaction costs across the established performance obligations. In August 2015, the FASB issued ASU No. 2015-14, “Revenue from Contracts with Customers” (Topic 606): Deferral of the Effective Date, which delays the effective date of ASU 2014-09 by one year. As a result, ASU 2014-09 will become effective for the Company beginning in fiscal 2018 under either full or modified retrospective adoption, with early adoption permitted as of the original effective date of ASU 2014-09. The Company is currently assessing the potential effects of these changes on the Company’s consolidated financial statements.

In February 2015, the FASB issued the ASU 2015-02, “Amendments to the Consolidation Analysis”.  The objective of issuing the amendments in this Update is to change the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. The amendments in this Update are an improvement to current US GAAP because they simplify the Codification and reduce the number of consolidation models through the elimination of the indefinite deferral of Statement 167 and because they place more emphasis on risk of loss when determining a controlling financial interest.  The amendments in this Update are effective for public business entities for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. A reporting entity may apply the amendments in this Update using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply the amendments retrospectively. The Company plans to apply this standard beginning in 2016 and does not expect this guidance to have a material impact on the Company’s consolidated financial statements.

In April 2015, the FASB issued the ASU 2015-05, ‘‘Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40) Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement’’. The Board issued the amendments in this Update as part of its Simplification Initiative. The objective of the Simplification Initiative is to identify, evaluate, and improve areas of generally accepted accounting principles (GAAP) for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of the financial statements. Existing GAAP does not include explicit guidance about a customer’s accounting for fees paid in a cloud computing arrangement. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer’s accounting for service contracts. In addition, the guidance in this Update supersedes paragraph 350-40-25-16. Consequently, all software licenses within the scope of Subtopic 350-40 will be accounted for consistent with other licenses of intangible assets. For public business entities, the Board decided that the amendments will be effective for annual periods, including interim periods within those annual periods, beginning after December 15, 2015. For all other entities, the amendments will be effective for annual periods beginning after December 15, 2015, and interim periods in annual periods beginning after December 15, 2016. Early adoption is permitted for all entities. An entity can elect to adopt the amendments either (1) prospectively to all arrangements entered into or materially modified after the effective date or (2) retrospectively. For prospective transition, the only disclosure requirements at transition are the nature of and reason for the change in accounting principle, the transition method, and a qualitative description of the financial statement line items affected by the change. For retrospective transition, the disclosure requirements at transition include the requirements for prospective transition and quantitative information about the effects of the accounting change. The Company plans to apply this standard beginning in 2016 and does not expect this guidance to have a material impact on the Company’s consolidated financial statements.

In April 2015, the FASB issued the ASU No. 2015-03—Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity will present such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. In August 2015, the FASB issued the ASU No. 2015-15—Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”), which incorporates the SEC staff’s announcement that clarifies the exclusion of line-of-credit arrangements from the scope of ASU 2015-03. The ASU clarifies that debt issuance costs related to line-of-credit arrangements can be deferred and presented as an asset that is subsequently amortized over the time of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03 is effective retrospectively for interim and annual periods beginning after December 15, 2015. The Company has determined and elected to early adopt the guidance and applied retrospectively to the prior period presented in its consolidated financial statements.  See Note 17 “Long-Term Debt”.

In September 2015, the FASB issued the ASU No. 2015-16, Simplifying the Accounting for Measurement-Period Adjustments, which eliminates the requirement for acquirers in a business combination to account for measurement-period adjustments retrospectively. Instead, acquirers must recognize measurement-period adjustments during the period in which they determine the amounts, including the effect on earnings of any amounts that would have been recorded in previous periods if the accounting had been completed at the acquisition date. This update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted. The Company has elected to early adopt the guidance from the year ended December 31, 2015.

In November 2015, the FASB issued the ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes.  The amendments in this Update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position.  The amendments in this Update apply to all entities that present a classified statement of financial position.  The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this Update.  For public business entities, the amendments in this Update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods, with early adoption permitted.  The amendments in this Update may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented.  If an entity applies the guidance prospectively, the entity should disclose in the first interim and first annual period of change, the nature of and reason for the change in accounting principle and a statement that prior periods were not retrospectively adjusted.  If an entity applies the guidance retrospectively, the entity should disclose in the first interim and first annual period of change the nature of and reason for the change in accounting principle and quantitative information about the effects of the accounting change on prior periods. The Company has determined and elected to early adopt the guidance to its consolidated financial statements starting December 31, 2015, prospectively.  See Note 15 “Taxation”.

In January, 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. This accounting standard retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. This guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby estimated fair value may be measured at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. This revised guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.

In February, 2016, the FASB issued ASU No. 2016-02, Leases. This accounting standard requires lessees to recognize assets and liabilities related to lease arrangements longer than 12 months on the balance sheet. This standard also requires additional disclosures by lessees and contains targeted changes to accounting by lessors. The updated guidance is effective for interim and annual periods beginning after December 15, 2018, and early adoption is permitted. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP.  The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.

In March, 2016, the FASB issued ASU No. 2016-06, Contingent Put and Call Options in Debt Instruments.  The amendments in this Update apply to all entities that are issuers of or investors in debt instruments (or hybrid financial instruments that are determined to have a debt host) with embedded call (put) options. The Amendments in this Update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts, which is one of the criteria for bifurcating an embedded derivative.  An entity performing the assessment under the amendments in this Update is required to assess the embedded call (put) options solely in accordance with the four-step decision sequence. Consequently, when a call (put) option is contingently exercisable, an entity does not have to assess whether the event that triggers the ability to exercise a call (put) option is related to interest rates or credit risks.  The amendments are an improvement to GAAP because they eliminate diversity in practice in assessing embedded contingent call (put) options in debt instruments. For public companies, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. An entity should apply the amendments in this Update on a modified retrospective basis to existing debt instruments as of the beginning of the fiscal year for which the amendments are effective. The Company is in the process of evaluating the impact of the Update on its consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-07, Simplifying the Transition to the Equity Method of Accounting.  The amendments in this Update eliminate the requirement that when an investment qualified for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investment had been held.  The amendments require that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor’s previous held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting.  Therefore, upon qualifying for the equity method of accounting, no retroactive adjustment of the investment is required. The amendments in this Update require that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method.  The amendments in this Update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016.  The amendments should be applied prospectively upon their effective date to increase in the level of ownership interest or degree of influence that result in the adoption of the equity method.  Earlier application is permitted. The Company is in the process of evaluating the impact of the Update on its consolidated financial statements.

Certain risks and concentration

Certain risks and concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, amounts due from related parties, prepayments and other current assets. As of December 31, 2013, 2014 and 2015, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC and in Hong Kong, which management considers to be of high credit quality. Accounts receivable are generally unsecured and denominated in RMB, and are derived from revenues earned from operations arising primarily in the PRC.

No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2013, 2014 and 2015. No individual customer accounted for more than 10% of accounts receivable as of December 31, 2014 and 2015.